UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02857

Name of Fund: BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock High
Income Fund of BlackRock Bond Fund, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock High Income Fund

OF BLACKROCK BOND FUND, INC.

ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the report-

ing period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009.

Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spend-

ing, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month
US equities (S&P 500 Index)	34.02%	(6.91)%
Small cap US equities (Russell 2000 Index)	43.95	(9.55)
International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51
* Formerly a Merrill Lynch Index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm.

The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of September 30, 2009

Portfolio Management Commentary

How did the Fund perform?

• The Fund underperformed the benchmark Barclays Capital US Corporate
High Yield 2% Issuer Capped Index for the 12-month period.

What factors influenced performance?

• Relative to the Barclays Capital US Corporate High Yield 2% Issuer
Capped Index, the Fund’s underweight exposure to crossover financial bonds was a large detriment to performance. Industries such as banking and life insurance were large drivers of the benchmark’s overall return, and the Fund under-owned issues in these industries. Security selection within B-rated credits also weighed on returns. Additionally, the port-
folio’s overweight exposure to floating rate loan interests was a negative factor. While this asset class produced solid returns during the year, loans were not able to keep pace with traditional non-investment-grade bonds and, subsequently, lagged.

• On the positive side, security selection among CCC– and CC-rated bonds aided returns, as did good security selection in the automotive and media cable industries. The Fund also largely benefited from its alloca-
tion to new bonds that came to market and traded up substantially.
Exposure to investment-grade paper provided a considerable lift to returns as well.

Describe recent portfolio activity.

• During the period, we participated very heavily in a robust high yield new-issue calendar. As the high yield market began to considerably improve after the start of 2009, we purchased many new-issue bonds coming from more defensive and higher-rated issuers. We also notice-
ably increased the Fund’s exposure to new senior-secured bond deals coming via the primary market — in which these proceeds were often used by issuing companies to pay down their concurrent floating rate loan interests. Earlier in the year, we built a significant weighting within new investment-grade bonds coming to market. However, many of these positions have been largely scaled back as these bonds have greatly appreciated in price and their risk-reward profiles have diminished.
Overall, we remained negative on the US consumer throughout the year, but maintained a constructive view on the high yield asset class.

Describe Fund positioning at period end.

At period end, the Fund held a large underweight in BB-rated issues, with a small overweight in B-rated securities and a moderate overweight in CCC-rated issues. The Fund was overweight in the automotive, wire-
less and metals industries; it was underweight in healthcare, gaming and retailers. While near-term default risk has certainly moderated, it is still expected that the defaults will remain above their historical average for some time. Nevertheless, we contend that this risk is priced into the high yield market. High yield paper currently provides very attractive income — helping to protect against downside risk, while simultaneously offering the potential for strong, “equity-like” returns. Going forward, corporate earnings uncertainty and high levels of leverage will inspire a decent degree of volatility; still, we believe that there are quite promis-
ing opportunities and companies with great relative value in the high yield universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Profile
	Percent of
	Corporate		Percent of
	Bond		Long-Term
Credit Quality Allocations[1]	Investments	Portfolio Composition	Investments
BBB/Baa	4%	Corporate Bonds	85%
BB/Ba	32	Floating Rate Loan Interests	13
B/B	37	Common Stocks	2
CCC/Caa	18
CC/Ca	3
D	2
Not Rated	4
[1] Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
4	BLACKROCK HIGH INCOME FUND	SEPTEMBER 30, 2009

	[1] Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do
	not have a sales charge.
	[2] The Fund invests principally in fixed income securities which are rated in the lower rating categories of the established rating services,
	or in unrated securities of comparable quality.
	[3] This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit
	rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.
Performance Summary for the Period Ended September 30, 2009
					Average Annual Total Returns[4]
				1 Year	5 Years		10 Years
	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields Total Returns		charge	charge	charge	charge	charge	charge
Institutional	8.72%	40.82%	11.63%	N/A	4.16%	N/A	4.57%	N/A
Investor A	8.16	40.68	11.14	6.70%	3.92	3.08%	4.32	3.89%
Investor B	7.99	40.25	10.42	6.42	3.34	3.06	3.76	3.76
Investor C	7.50	39.88	9.73	8.73	2.85	2.85	3.39	3.39
Investor C1	7.88	40.23	10.39	9.39	3.28	3.28	3.69	3.69
Barclays Capital US Corporate High Yield 2%
Issuer Capped Index	—	40.25	22.51	N/A	6.16	N/A	6.40	N/A
[4] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Expense Example
		Actual				Hypothetical[6]
	Beginning	Ending		Expenses	Beginning		Ending	Expenses
	Account Value	Account Value		Paid During	Account Value	Account Value		Paid During
	April 1, 2009	September 30, 2009		the Period[5]	April 1, 2009	September 30, 2009		the Period[5]
Institutional	$1,000	$1,408.20		$ 4.47	$1,000	$1,021.39		$ 3.75
Investor A	$1,000	$1,406.80		$ 5.73	$1,000	$1,020.34		$ 4.81
Investor B	$1,000	$1,402.50		$ 9.52	$1,000	$1,017.18		$ 7.99
Investor C	$1,000	$1,398.80		$12.69	$1,000	$1,014.52		$10.66
Investor C1	$1,000	$1,402.30		$ 9.76	$1,000	$1,016.98		$ 8.19
[5] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Institutional, 0.95% for Investor A, 1.58% for Investor B, 2.11% for
Investor C and 1.62% for Investor C1), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
[6] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.
	BLACKROCK HIGH INCOME FUND				SEPTEMBER 30, 2009			5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 4% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

• Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

• Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within
30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypotheti-
cal investment of $1,000 invested on April 1, 2009 and held through
September 30, 2009) is intended to assist shareholders both in calcu-
lating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options and foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which constitute forms of eco-
nomic leverage. Such instruments are used to obtain exposure to a mar-
ket without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a deriva-
tive instrument and the underlying asset, possible default of the counter-
party to the transaction and illiquidity of the derivative instrument. The

Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market move-
ments, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the
Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009 (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Building Products — 0.6%
Masonite Worldwide Holdings (a)		164,037	$ 6,233,406
Communications Equipment — 0.7%
Loral Space & Communications Ltd. (a)		258,381	7,100,310
Diversified Telecommunication Services — 0.0%
PTV, Inc. (a)		2	1,000
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		852,625	285,629
SunPower Corp. Class B (a)		2,142	54,043
			339,672
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)		3,546	35
Household Durables — 0.0%
Ashton Woods Class B Membership Units		1	—
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)		615,817	1,386,185
Ainsworth Lumber Co. Ltd. (a)(b)		691,101	1,551,806
Western Forest Products, Inc. (a)		1,280,355	310,925
Western Forest Products, Inc. (a)(b)		330,542	80,270
			3,329,186
Total Common Stocks — 1.6%			17,003,609
		Par
Corporate Bonds		(000)
Aerospace & Defense — 0.3%
L-3 Communications Corp., 5.88%, 1/15/15	USD	2,600	2,587,000
Airlines — 0.6%
Continental Airlines, Inc., Series 2003-RJ, 7.88%,
1/02/20		1,650	1,254,199
Delta Air Lines, Inc., 9.50%, 9/15/14 (b)		950	950,000
United Air Lines, Inc., 12.75%, 7/15/12		3,900	3,900,000
			6,104,199
Auto Components — 1.5%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)		3,419	3,350,620
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		3,530	3,600,600
8.63%, 12/01/11		4,482	4,627,665
Lear Corp. (a)(c):
8.50%, 12/01/13		2,290	1,511,400
8.75%, 12/01/16		3,805	2,511,300
			15,601,585
Biotechnology — 0.2%
Gilead Sciences, Inc., 0.63%, 5/01/13 (d)		1,365	1,783,031
Building Products — 0.2%
Ply Gem Industries, Inc., 11.75%, 6/15/13		2,770	2,437,600
Capital Markets — 0.2%
E*Trade Financial Corp.:
12.50%, 11/30/17 (b)(e)		260	288,600
12.50%, 11/30/17 (e)		8	8,880
3.63%, 8/31/19 (b)(d)(f)		831	1,405,429
Series A, 3.96%, 8/31/19 (d)(f)		26	43,973
			1,746,882

		Par
Corporate Bonds		(000)	Value
Chemicals — 1.5%
American Pacific Corp., 9.00%, 2/01/15	USD	3,100	$ 2,813,250
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	1,245	1,621,473
5.50%, 6/30/16	USD	2,425	2,061,250
Innophos, Inc., 8.88%, 8/15/14		2,480	2,504,800
MacDermid, Inc., 9.50%, 4/15/17 (b)		2,460	2,263,200
Nalco Co., 8.25%, 5/15/17 (b)		2,350	2,467,500
Olin Corp., 8.88%, 8/15/19		1,320	1,379,400
Terra Capital, Inc., Series B, 7.00%, 2/01/17		325	338,813
			15,449,686
Commercial Banks — 0.1%
Glitnir Banki HF (a)(c):
4.15%, 4/20/10 (b)		810	198,450
4.97%, 1/18/12 (b)		450	110,250
6.38%, 9/25/12 (b)		2,270	556,150
Series EMTN, 5.07%, 1/27/10	EUR	200	65,851
Series EMTN, 3.00%, 6/30/10		210	69,144
Series GMTN, 4.38%, 2/05/10		220	72,436
			1,072,281
Commercial Services & Supplies — 3.2%
ARAMARK Corp., 3.98%, 2/01/15 (g)	USD	2,000	1,735,000
Altegrity, Inc., 10.50%, 11/01/15 (b)		2,800	2,366,000
Corrections Corp. of America, 6.75%, 1/31/14		2,025	2,002,219
DI Finance, Series B, 9.50%, 2/15/13		1,835	1,871,700
GeoEye, Inc., 9.63%, 10/01/15 (b)		1,470	1,488,375
ISS Financing, 11.00%, 6/15/14	EUR	1,278	1,985,504
International Lease Finance Corp.:
5.63%, 9/20/13	USD	600	457,133
5.65%, 6/01/14		3,235	2,482,966
Iron Mountain, Inc., 8.38%, 8/15/21		3,300	3,399,000
Mobile Services Group, Inc., 9.75%, 8/01/14		2,750	2,798,125
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		3,385	3,638,875
Scientific Games International, Inc., 9.25%,
6/15/19 (b)		2,665	2,771,600
West Corp., 11.00%, 10/15/16		6,025	5,979,813
			32,976,310
Construction & Engineering — 0.2%
Dycom Industries, Inc., 8.13%, 10/15/15		2,175	1,979,250
Construction Materials — 0.5%
Nortek, Inc., 10.00%, 12/01/13		4,680	4,773,600
Texas Industries, Inc., 7.25%, 7/15/13		560	537,600
			5,311,200
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC, 7.50%, 8/01/12		1,230	1,181,005
Inmarsat Finance Plc, 7.63%, 6/30/12		400	401,000
			1,582,005
Containers & Packaging — 3.9%
Ball Corp.:
7.13%, 9/01/16		1,800	1,836,000
7.38%, 9/01/19		1,800	1,827,000
Berry Plastics Corp., 5.26%, 2/15/15 (g)		2,140	1,968,800
Berry Plastics Holding Corp., 4.17%,
9/15/14 (g)		3,150	2,425,500
Crown Americas LLC, 7.63%, 5/15/17 (b)		3,980	4,019,800
Crown European Holdings SA, 6.25%, 9/01/11	EUR	356	541,793

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 7

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Containers & Packaging (concluded)
Graphic Packaging International, Inc.:
9.50%, 8/15/13	USD	761	$ 783,830
9.50%, 6/15/17 (b)		5,430	5,769,374
Greif, Inc., 7.75%, 8/01/19 (b)		1,155	1,189,650
Impress Holdings BV, 3.63%, 9/15/13 (b)(g)		1,930	1,828,675
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		1,020	1,042,950
6.75%, 12/01/14	EUR	1,015	1,470,455
7.38%, 5/15/16	USD	2,555	2,593,325
Packaging Dynamics Finance Corp., 10.00%,
5/01/16 (b)		2,550	1,153,875
Pregis Corp., 12.38%, 10/15/13		4,485	4,238,325
Rock-Tenn Co., 5.63%, 3/15/13		1,910	1,852,700
Sealed Air Corp., 7.88%, 6/15/17 (b)		3,200	3,374,371
Solo Cup Co., 10.50%, 11/01/13 (b)		1,790	1,897,400
			39,813,823
Distributors — 0.6%
American Tire Distributors, Inc., 6.54%, 4/01/12 (g)		6,835	5,673,050
Diversified Financial Services — 7.1%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		3,230	3,488,400
CIT Group, Inc.:
0.42%, 3/12/10 (g)		630	453,600
5.20%, 11/03/10		540	370,348
4.75%, 12/15/10		855	590,653
0.78%, 7/28/11 (g)		920	644,847
5.00%, 2/01/15		4,770	3,054,994
FCE Bank Plc:
7.88%, 2/15/11	GBP	2,000	3,132,391
7.13%, 1/16/12	EUR	12,950	18,002,956
7.13%, 1/15/13		3,550	4,805,300
GMAC LLC (b):
7.25%, 3/02/11	USD	3,100	2,983,750
6.88%, 8/28/12		680	625,600
2.56%, 12/01/14 (g)		11,601	8,990,775
6.75%, 12/01/14		4,123	3,504,550
8.00%, 11/01/31		7,630	6,142,150
General Motors Acceptance Corp. of Canada Ltd.,
6.00%, 5/25/10	CAD	6,800	6,186,149
Leucadia National Corp., 8.13%, 9/15/15	USD	6,200	6,324,000
Saturns Investments Europe Plc, 6.19%, 6/09/14		1,275	892,500
Southern Star Central Corp., 6.75%, 3/01/16 (b)		2,090	1,995,950
			72,188,913
Diversified Telecommunication Services — 3.9%
Broadview Networks Holdings, Inc., 11.38%,
9/01/12		5,230	4,791,987
Cincinnati Bell, Inc., 7.25%, 7/15/13		6,400	6,496,000
Nordic Telephone Co. Holdings ApS, 8.88%,
5/01/16 (b)		1,290	1,335,150
Qwest Communications International, Inc.:
8.00%, 10/01/15 (b)		2,500	2,496,875
3.50%, 11/15/25 (d)		5,060	5,104,275
Series B, 7.50%, 2/15/14		1,395	1,377,562
Qwest Corp.:
7.50%, 10/01/14		7,670	7,746,700
8.38%, 5/01/16 (b)		2,840	2,939,400
Series WI, 6.50%, 6/01/17		1,680	1,579,200

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services (concluded)
Windstream Corp.:
8.13%, 8/01/13	USD	4,605	$ 4,731,638
8.63%, 8/01/16		1,145	1,170,763
			39,769,550
Electric Utilities — 1.5%
Edison Mission Energy, 7.20%, 5/15/19		75	60,750
Elwood Energy LLC, 8.16%, 7/05/26		1,343	1,182,801
IPALCO Enterprises, Inc.:
8.63%, 11/14/11 (h)		1,500	1,537,500
7.25%, 4/01/16 (b)		1,670	1,674,175
NSG Holdings LLC, 7.75%, 12/15/25 (b)		7,725	6,913,875
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		4,054	3,680,757
			15,049,858
Energy Equipment & Services — 0.8%
Compagnie Generale de Geophysique-Veritas:
9.50%, 5/15/16 (b)		1,045	1,105,087
7.75%, 5/15/17		3,035	3,012,237
North American Energy Alliance LLC, 10.88%,
6/01/16 (b)		2,400	2,472,000
North American Energy Partners, Inc., 8.75%,
12/01/11		1,665	1,631,700
			8,221,024
Food & Staples Retailing — 0.3%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		3,200	2,560,000
Duane Reade, Inc., 11.75%, 8/01/15 (b)		760	798,000
			3,358,000
Food Products — 0.4%
DGS International Finance Co., 10.00%,
6/01/07 (a)(b)(c)		20,000	2
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		3,800	3,990,000
			3,990,002
Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		3,910	3,997,975
Elan Corp. Plc, 8.75%, 10/15/2016 (b)		3,255	3,214,313
Hologic, Inc., 2.00%, 12/15/37 (d)(h)		9,105	7,443,338
			14,655,626
Health Care Providers & Services — 1.6%
Community Health Systems, Inc., Series WI,
8.88%, 7/15/15		5,479	5,615,975
HealthSouth Corp., 10.75%, 6/15/16		990	1,074,150
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		6,614	6,911,630
10.00%, 5/01/18		2,284	2,518,110
			16,119,865
Hotels, Restaurants & Leisure — 2.4%
American Real Estate Partners LP, 7.13%,
2/15/13 (i)		10,735	10,332,437
Fontainebleau Las Vegas Holdings LLC, 10.25%,
6/15/15 (a)(b)(c)		225	6,187
Gaylord Entertainment Co., 8.00%, 11/15/13		1,270	1,301,750
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(c)		3,200	776,000
Harrahs Operating Co., Inc., 10.00%, 12/15/15 (b)		580	481,400
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)(b)(c)		5,965	2,751,356

See Notes to Financial Statements.

8 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Hotels, Restaurants & Leisure (concluded)
MGM Mirage, 11.13%, 11/15/17 (b)	USD	2,150	$ 2,348,875
Mashantucket Western Pequot Tribe, Series A,
8.50%, 11/15/15 (b)		970	351,625
Scientific Games Corp., 0.75%, 12/01/24 (d)(h)		1,450	1,421,000
Snoqualmie Entertainment Authority, 4.68%,
2/01/14 (b)(g)		1,175	575,750
Travelport LLC:
4.99%, 9/01/14 (g)		600	504,000
9.88%, 9/01/14		930	899,775
11.88%, 9/01/16		100	91,500
Tropicana Entertainment LLC, Series WI, 9.63%,
12/15/14 (a)(c)		405	253
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(c)		8,165	979,800
Waterford Gaming LLC, 8.63%, 9/15/14 (b)		2,905	1,888,250
			24,709,958
Household Durables — 2.9%
Ashton Woods USA LLC, 16.29%, 6/30/15 (b)(j)		4,220	843,960
Beazer Homes USA, Inc.:
8.38%, 4/15/12		4,195	3,670,625
12.00%, 10/15/17 (b)		3,000	3,150,000
K Hovnanian Enterprises, Inc., 18.00%, 5/01/17		2,090	1,703,350
KB Home:
6.38%, 8/15/11		152	153,520
9.10%, 9/15/17		1,560	1,677,000
Meritage Homes Corp., 6.25%, 3/15/15		1,225	1,139,250
Pulte Homes, Inc., 6.38%, 5/15/33		300	231,000
Standard Pacific Corp.:
7.75%, 3/15/13		1,500	1,410,000
6.25%, 4/01/14		3,435	2,988,450
7.00%, 8/15/15		6,485	5,674,375
Standard Pacific Escrow LLC, 10.75%, 9/15/16 (b)		1,795	1,768,075
Stanley-Martin Communities LLC, 9.75%,
8/15/15 (a)(c)		14,000	3,465,000
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,135	1,287,260
			29,161,865
IT Services — 2.0%
Alliance Data Systems Corp., 1.75%, 8/01/13 (d)		6,710	6,458,375
First Data Corp.:
9.88%, 9/24/15		1,400	1,293,250
11.25%, 3/31/16		14,235	12,242,100
iPayment Investors LP, 12.75%, 7/15/14 (b)(e)		522	208,923
			20,202,648
Independent Power Producers & Energy Traders — 4.0%
The AES Corp., 8.75%, 5/15/13 (b)		350	356,562
AES Eastern Energy LP, Series 99-B, 9.67%,
1/02/29		2,800	2,436,000
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (b)		5,750	5,893,750
Dynegy Holdings, Inc., 8.38%, 5/01/16		630	589,050
Energy Future Holdings Corp., 11.25%, 11/01/17 (e)		18,290	11,371,787
NRG Energy, Inc.:
7.25%, 2/01/14		2,635	2,588,887
7.38%, 2/01/16		9,895	9,573,412
8.50%, 6/15/19		3,680	3,684,600
Texas Competitive Electric Holdings Co. LLC, 10.50%,
11/01/16 (e)		7,254	4,652,544
			41,146,592

		Par
Corporate Bonds		(000)	Value
Industrial Conglomerates — 1.2%
Sequa Corp. (b):
11.75%, 12/01/15	USD	6,480	$ 5,119,200
13.50%, 12/01/15 (e)		9,216	6,903,875
			12,023,075
Insurance — 0.1%
USI Holdings Corp., 4.32%, 11/15/14 (b)(g)		1,530	1,271,813
Leisure Equipment & Products — 0.7%
Brunswick Corp., 11.25%, 11/01/16 (b)		5,110	5,569,900
Nebraska Book Co., Inc., 10.00%, 12/01/11 (b)		2,050	2,039,750
			7,609,650
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		3,190	3,309,625
Machinery — 0.8%
ESCO Corp. (b):
4.17%, 12/15/13 (g)		1,110	999,000
8.63%, 12/15/13		2,810	2,753,800
RBS Global, Inc., 8.88%, 9/01/16		1,205	979,063
Titan International, Inc., 8.00%, 1/15/12		3,315	3,207,263
			7,939,126
Marine — 0.6%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		6,300	4,969,125
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		1,217	1,150,065
			6,119,190
Media — 9.0%
Affinion Group, Inc., 10.13%, 10/15/13		5,690	5,846,475
CCO Holdings LLC, 8.75%, 11/15/13		2,745	2,786,175
CSC Holdings, Inc., Series B, 7.63%, 4/01/11		730	757,375
Cablevision Systems Corp., Series B, 8.00%,
4/15/12		5,205	5,426,212
Catalina Marketing Corp., 10.50%,
10/01/15 (b)(e)(h)		5,855	5,862,319
Central European Media Enterprises Ltd.,
11.63%, 9/15/16	EUR	3,300	4,961,879
Charter Communications Holdings II, LLC (a)(c):
10.25%, 9/15/10	USD	3,395	3,819,375
Series B, 10.25%, 9/15/10		770	862,400
Charter Communications Operating, LLC (b):
8.41%, 4/30/12 (f)		2,550	2,594,625
8.38%, 4/30/14		3,530	3,600,600
Charter Communications, Inc., 6.50%,
10/01/27 (a)(c)(d)		2,690	1,223,950
Clear Channel Communications, Inc.:
5.00%, 3/15/12		1,400	827,750
5.75%, 1/15/13		330	171,600
11.00%, 8/01/16 (e)		7,980	2,793,000
EchoStar DBS Corp., 7.00%, 10/01/13		6,680	6,730,100
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		980	737,450
9.50%, 5/15/15		1,180	1,056,100
Intelstat Corp., 9.25%, 6/15/16		4,370	4,501,100
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13		1,890	1,913,625
8.88%, 1/15/15		670	681,725
8.88%, 1/15/15 (b)		1,350	1,366,875
Liberty Media Corp., 3.13%, 3/30/23 (d)		2,775	2,747,250
Local Insight Regatta Holdings, Inc., 11.00%,
12/01/17		1,393	696,500

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 9

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Mediacom Broadband LLC, 8.50%, 10/15/15	USD	1,600	$ 1,616,000
NTL Cable Plc, 8.75%, 4/15/14		195	198,900
Network Communications, Inc., 10.75%,
12/01/13		200	56,250
Nielsen Finance LLC:
11.63%, 2/01/14		1,930	2,036,150
9.00%, 8/01/14	EUR	600	818,749
10.00%, 8/01/14	USD	2,980	2,994,900
19.35%, 8/01/16 (j)		380	299,250
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(d)		3,928	1,571,238
Rainbow National Services LLC, 10.38%,
9/01/14 (b)		3,723	3,918,457
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)		11,360	10,735,200
UPC Holding B.V., 9.88%, 4/15/18 (b)		1,000	1,050,000
Virgin Media, Inc., 6.50%, 11/15/16 (b)(d)		4,630	4,849,925
			92,109,479
Metals & Mining — 4.5%
Aleris International, Inc. (a)(c):
9.00%, 12/15/14		2,135	2,135
10.00%, 12/15/16		4,700	4,700
Anglo American Capital Plc, 9.38%, 4/08/19 (b)		1,830	2,223,450
Arch Western Finance LLC, 6.75%, 7/01/13		3,665	3,605,444
Drummond Co., Inc., 7.38%, 2/15/16 (b)		3,510	3,088,800
Evraz Group SA (b):
8.88%, 4/24/13		3,170	3,027,350
9.50%, 4/24/18		2,120	2,027,250
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		455	482,300
10.63%, 9/01/16		3,225	3,571,687
Novelis, Inc.:
7.25%, 2/15/15		7,475	6,465,875
11.50%, 2/15/15 (b)		1,950	1,969,500
RathGibson, Inc., 11.25%, 2/15/14 (a)(c)		6,665	2,466,050
Ryerson, Inc.:
7.86%, 11/01/14 (g)		1,670	1,461,250
12.00%, 11/01/15		650	617,500
Steel Dynamics, Inc.:
7.38%, 11/01/12		3,115	3,146,150
8.25%, 4/15/16 (b)		575	577,875
Teck Resources Ltd.:
10.25%, 5/15/16		1,460	1,649,800
10.75%, 5/15/19		5,620	6,533,250
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		2,925	2,881,125
			45,801,491
Multi-Utilities — 0.2%
CMS Energy Corp., 8.75%, 6/15/19		1,500	1,631,686
Multiline Retail — 0.6%
Dollar General Corp.:
10.63%, 7/15/15		1,430	1,580,150
11.88%, 7/15/17 (e)		970	1,062,071
Macy’s Retail Holdings, Inc., 5.88%, 1/15/13		2,560	2,485,614
Saks, Inc., 9.88%, 10/01/11		1,350	1,350,000
			6,477,835
Oil, Gas & Consumable Fuels — 8.7%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		2,065	2,126,950
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17		2,100	2,262,750
Atlas Energy Resources LLC, 10.75%, 2/01/18 (b)		940	975,250
Atlas Pipeline Partners LP, 8.75%, 6/15/18		1,755	1,404,000
Berry Petroleum Co., 8.25%, 11/01/16		2,625	2,520,000

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Bill Barrett Corp., 9.88%, 7/15/16	USD	1,135	$ 1,194,587
Chesapeake Energy Corp.:
9.50%, 2/15/15		1,570	1,652,425
6.38%, 6/15/15		1,610	1,495,287
2.25%, 12/15/38 (d)		3,550	2,653,625
Cimarex Energy Co., 7.13%, 5/01/17		2,745	2,552,850
Concho Resources, Inc., 8.63%, 10/01/17		1,360	1,394,000
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		835	889,275
10.25%, 12/15/15		5,185	4,225,775
Corral Finans AB, 2.01%, 4/15/10 (b)(e)		1,227	939,805
Denbury Resources, Inc.:
7.50%, 12/15/15		1,750	1,736,875
9.75%, 3/01/16		3,350	3,559,375
EXCO Resources, Inc., 7.25%, 1/15/11		1,975	1,957,719
El Paso Corp.:
8.25%, 2/15/16		2,875	2,946,875
7.00%, 6/15/17		4,000	3,920,000
Encore Acquisition Co., 6.00%, 7/15/15		1,955	1,769,275
Forest Oil Corp.:
8.50%, 2/15/14 (b)		6,840	6,891,300
7.25%, 6/15/19		1,270	1,187,450
Kinder Morgan Finance Co. ULC, 5.35%, 1/05/11		3,515	3,532,575
Massey Energy Co., 3.25%, 8/01/15 (d)		6,900	5,485,500
Newfield Exploration Co.:
6.63%, 4/15/16		1,185	1,161,300
7.13%, 5/15/18		665	663,337
OPTI Canada, Inc.:
7.88%, 12/15/14		3,720	2,845,800
8.25%, 12/15/14		4,270	3,309,250
PetroHawk Energy Corp.:
10.50%, 8/01/14 (b)		2,910	3,128,250
7.88%, 6/01/15		2,795	2,753,075
Range Resources Corp., 6.38%, 3/15/15		1,840	1,789,400
Roseton-Danskammer 2001, Series B, 7.67%,
11/08/16		4,525	4,157,344
Sabine Pass LNG LP, 7.50%, 11/30/16		1,025	875,094
SandRidge Energy, Inc.:
3.91%, 4/01/14 (g)		2,250	2,004,730
8.63%, 4/01/15 (e)		350	347,375
8.00%, 6/01/18 (b)		2,200	2,117,500
Southwestern Energy Co., 7.50%, 2/01/18		1,115	1,126,150
Swift Energy Co., 7.13%, 6/01/17		3,425	2,979,750
			88,531,878
Paper & Forest Products — 4.5%
APP Finance II Mauritius Ltd., 12% (a)(c)(d)(k)		21,000	105,000
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(e)		5,313	2,773,664
Boise Cascade LLC, 7.13%, 10/15/14		1,985	1,578,075
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		1,865	2,016,531
Georgia-Pacific Corp., 8.13%, 5/15/11		170	176,375
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		5,335	5,535,062
International Paper Co., 9.38%, 5/15/19		2,530	2,962,367
NewPage Corp.:
10.00%, 5/01/12		4,195	2,768,700
11.38%, 12/31/14 (b)		21,800	21,418,500
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		1,610	1,650,250
Series B, 4.23%, 8/01/14 (g)		4,635	2,873,700
Series B, 9.13%, 8/01/14		1,055	780,700
Series B, 11.38%, 8/01/16		2,680	1,681,700
			46,320,624

See Notes to Financial Statements.

10 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Pharmaceuticals — 0.5%
Angiotech Pharmaceuticals, Inc., 4.11%,
12/01/13 (g)	USD	5,855	$ 4,947,475
Elan Finance Plc, 8.88%, 12/01/13		455	458,412
			5,405,887
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16		550	547,250
Real Estate Investment Trusts (REITs) — 0.2%
iStar Financial, Inc., Series B, 5.13%, 4/01/11		1,120	761,600
Rouse Co. LP, 5.38%, 11/26/13 (a)(c)		980	835,450
			1,597,050
Real Estate Management & Development — 0.3%
Realogy Corp.:
10.50%, 4/15/14		845	612,625
12.38%, 4/15/15		4,055	2,240,388
			2,853,013
Road & Rail — 0.5%
The Hertz Corp., 7.88%, 1/01/14	EUR	3,500	4,955,294
Semiconductors & Semiconductor Equipment — 0.5%
Spansion, Inc. (a)(b)(c):
5.33%, 6/01/13	USD	3,425	3,467,813
2.25%, 6/15/16 (d)		2,905	1,220,100
			4,687,913
Software — 0.0%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(e)(g)		2,281	20,748
Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.00%, 3/15/14		5,400	5,022,000
General Nutrition Centers, Inc.:
5.18%, 3/15/14 (e)(g)		235	207,975
10.75%, 3/15/15		4,095	4,110,356
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(h)		2,735	1,904,244
Limited Brands, Inc., 8.50%, 6/15/19 (b)		470	491,682
United Auto Group, Inc., 7.75%, 12/15/16		5,255	4,847,738
			16,583,995
Textiles, Apparel & Luxury Goods — 0.6%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	4,100	5,999,766
Thrifts & Mortgage Finance — 0.7%
Residential Capital Corp., 8.38%, 6/30/10	USD	9,740	7,256,300
Tobacco — 0.3%
Lorillard Tobacco Co., 8.13%, 6/23/19		1,540	1,747,704
Vector Group Ltd., 11.00%, 8/15/15		1,500	1,455,000
			3,202,704
Wireless Telecommunication Services — 6.3%
American Tower Corp., 7.13%, 10/15/12		375	380,625
Cricket Communications, Inc.:
9.38%, 11/01/14		7,375	7,485,625
10.00%, 7/15/15		5,030	5,168,325
7.75%, 5/15/16 (b)		1,500	1,522,500
Crown Castle International Corp., 9.00%, 1/15/15		1,445	1,513,637
Digicel Group Ltd. (b):
8.88%, 1/15/15		5,740	5,338,200
9.13%, 1/15/15 (e)		5,660	5,207,200
FiberTower Corp., 11.00%, 11/15/12 (b)(d)		3,281	1,997,339
iPCS, Inc., 2.61%, 5/01/13 (g)		6,810	5,754,450
MetroPCS Wireless, Inc., 9.25%, 11/01/14		9,310	9,519,475

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services (concluded)
NII Holdings, Inc., 2.75%, 8/15/25 (d)	USD	2,690 $	2,639,563
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15		1,400	1,256,500
Series E, 6.88%, 10/31/13		11,330	10,508,575
Series F, 5.95%, 3/15/14		1,220	1,079,700
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		1,385	1,322,675
SBA Telecommunications, Inc., 8.00%, 8/15/16 (b)		750	766,875
Sprint Capital Corp., 6.88%, 11/15/28		2,816	2,351,360
			63,812,624
Total Corporate Bonds — 84.3%			858,759,819
Floating Rate Loan Interests
Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 3.00%,
8/07/14		3,408	2,966,908
Dana Holding Corp., Term Advance,
6.50% – 7.25%, 1/31/15		9,332	8,345,922
Delphi Corp. (a)(c):
Initial Tranche C Loan, Debtor in Possession,
10.50%, 12/31/09		22,525	12,704,171
Subsequent Tranche C Loan, Debtor in Possession,
10.50%, 12/31/09		2,282	1,287,096
			25,304,097
Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 4.75%,
12/15/14		1,383	708,723
Chemicals — 1.1%
PQ Corp. (fka Niagara Acquisition, Inc.):
Loan (Second Lien), 6.75%, 7/30/15		8,250	6,517,500
Original Term Loan (First Lien), 3.50% – 3.75%,
7/31/14		2,716	2,357,163
Solutia Inc., Loan, 7.25%, 2/28/14		2,119	2,134,948
			11,009,611
Diversified Telecommunication Services — 1.5%
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14		3,193	1,963,917
Wind Finance SL SA, Euro Facility (Second Lien):
7.70%, 12/17/14	EUR	5,645	8,297,411
7.93%, 3/22/15	USD	2,250	2,257,736
Wind Telecomunicazioni SpA:
B1 Term Loan Facility, 3.68%, 9/22/13	EUR	1,000	1,393,064
C1 Term Loan Facility, 4.70%, 9/22/14		1,000	1,393,064
			15,305,192
Food & Staples Retailing — 0.4%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%,
6/04/15	USD	4,050	4,201,875
Health Care Providers & Services — 0.3%
CCS Medical Return of Capital, 7.09%, 9/30/11		775	353,400
HCA Inc., Tranche A-1 Term Loan, 1.78%, 11/17/12		3,294	3,078,879
			3,432,279
Hotels, Restaurants & Leisure — 0.7%
Travelport LLC (fka Travelport Inc.), Loan, 7.99%,
3/27/12		9,496	6,646,892

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 11

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value
IT Services — 0.1%
First Data Corp., Initial Tranche B-1 Term Loan,
3.00% – 3.04%, 9/24/14	USD	796 $	685,171
Independent Power Producers & Energy Traders — 1.3%
Dynegy Holdings Inc.:
Term Letter of Credit Facility Term Loan,
4.00%, 4/02/13		1,745	1,675,957
Tranche B Term Loan, 4.00%, 4/02/13		79	75,841
NRG Energy, Inc.:
Credit-Linked Deposit, 0.18%, 2/01/13		428	405,494
Term Loan, 2.00% – 2.03%, 2/01/13		797	754,972
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.75% – 3.78%,
10/10/14		995	784,877
Initial Tranche B-2 Term Loan, 3.75% – 3.78%,
10/10/14		1,470	1,160,198
Initial Tranche B-3 Term Loan, 3.75% – 3.78%,
10/10/14		11,126	8,736,847
			13,594,186
Machinery — 0.7%
Navistar International Corp.:
Revolving Credit-Linked Deposit, 3.35% – 3.50%,
1/19/12		1,987	1,917,133
Term Advance, 3.50%, 1/19/12		5,463	5,272,117
			7,189,250
Media — 2.8%
EB Sports Corp., Loan Assignment, 7.57%, 5/01/12		5,306	3,395,813
HMH Publishing Co. Ltd.:
Mezzanine, 17.50%, 11/14/14		19,099	5,029,437
Tranche A Term Loan, 5.25%, 6/12/14		7,280	6,055,746
Newsday, LLC, Fixed Rate Term Loan, 9.75%,
8/01/13		5,200	5,401,500
Protostar Ltd., Debtor in Possession, Term Loan,
18.00%, 10/15/09		771	770,854
Virgin Media Investment Holdings Ltd., C Facility,
3.62%, 7/17/13	GBP	4,400	6,371,400
World Color Press Inc. and World Color (USA)
Corp. (fka Quebecor World Inc.), Advance,
9.00%, 6/30/12	USD	1,500	1,496,250
			28,521,000
Metals & Mining — 0.4%
RathGibson, Inc., Loan, Debtor in Possession,
10.50% – 10.75%, 2/10/10		4,254	4,253,501
Multiline Retail — 0.0%
The Neiman Marcus Group Inc., Term Loan,
2.25% – 2.32%, 4/06/13		590	508,875
Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Limited, Dollar Facility, 14.50%,
3/15/18		9,530	6,670,851
Paper & Forest Products — 0.1%
Verso Paper Finance Holdings LLC, Loan,
6.73% – 7.48%, 2/01/13		4,527	1,279,018
Real Estate Management & Development — 0.6%
Realogy Corp.:
Initial Term B Loan, 3.25%, 10/10/13		1,811	1,537,160
Synthetic Letter of Credit, 0.1%, 10/10/13		574	487,187
Tranche A Second Lien, 13.50%, 10/15/17		4,250	4,414,688
			6,439,035

		Par
Floating Rate Loan Interests		(000)	Value
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor, Inc. Term Loan B,
7.07%, 12/02/13	USD	500	$ 399,688
Specialty Retail — 0.1%
Claire’s Stores, Term Loan B, 3.11%, 5/29/14		1,290	959,438
Total Floating Rate Loan Interests — 13.4%			137,108,682
	Beneficial
		Interest
Other Interests (l)		(000)
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		1,855	186
Media — 0.0%
Adelphia Escrow		25,500	2,550
Adelphia Recovery Trust		31,980	127,922
			130,472
Total Other Interests — 0.0%			130,658
Preferred Securities
Preferred Stocks		Shares
Diversified Telecommunication Services — 0.0%
PTV, Inc. Series A, 10.00%		130	10
Total Preferred Securities — 0.0%			10
Warrants (m)
Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)		201,408	2
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (expires 4/29/14)		1,566	16
Media — 0.0%
Virgin Media, Inc. (expires 1/10/11)		117,980	6,312
Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		6	—
Total Warrants — 0.0%			6,330
Total Long-Term Investments
(Cost — $1,156,847,326) — 99.3%			1,013,009,108
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.20% (n)(o)		1,301	1,301
Total Short-Term Securities
(Cost — $1,301) — 0.0%			1,301
Total Investments (Cost — $1,156,848,627*) — 99.3%			1,013,010,409
Other Assets Less Liabilities — 0.7%			6,585,076
Net Assets — 100.0%			$1,019,595,485

See Notes to Financial Statements.

12 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

	Schedule of Investments (continued)
* The cost and unrealized appreciation (depreciation) of investments as of September 30,
	2009, as computed for federal income tax purposes, were as follows:
	Aggregate cost					$1,161,369,299
	Gross unrealized appreciation					$ 62,042,023
	Gross unrealized depreciation						(210,400,913)
	Net unrealized depreciation					$ (148,358,890)
(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
	These securities may be resold in transactions exempt from registration to qualified
	institutional investors.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Convertible security.
(e) Represents a payment-in-kind security which may pay interest/dividends in additional
	par/shares.
(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g) Variable rate security. Rate shown is as of report date.
(h) Represents a step-down bond that pays an initial coupon rate for the first period and
	then a lower coupon rate for the following periods. Rate shown is as of report date.
(i) All or a portion of the security has been pledged as collateral in connection with
	open swaps.
(j) Represents a step-up bond that pays an initial coupon rate for the first period and
	then a higher coupon rate for the following periods. Rate shown is as of report date.
(k) Security is perpetual in nature and has no stated maturity date.
(l) Other interests represent beneficial interest in liquidation trusts and other reorganiza-
	tion entities and are non-income producing.
(m) Warrants entitle the Fund to purchase a predetermined number of shares of common
	stock and are non-income producing. The purchase price and number of shares are
	subject to adjustment under certain conditions until the expiration date.
(n) Investments in companies considered to be an affiliate of the Fund, for purposes of
	Section 2(a)(3) of the Investment Co. Act of 1940, were as follows:
						Net
	Affiliate				Activity		Income
	BlackRock Liquidity Funds, TempFund,
	Institutional Class				$ 1,301		$ 13,659
	BlackRock Liquidity Series, LLC
	Cash Sweep Series				$(29,156,762)		$131,851
(o) Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
	or more of the industry sub-classifications used by one or more widely recognized
	market indexes or ratings group indexes, and/or as defined by Fund management.
	This definition may not apply for purposes of this report, which may combine industry
	sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of September 30, 2009 were as follows:
							Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date	(Depreciation)
	USD	5,317,856	CAD	5,774,500 Barclays London 10/28/09			$ (75,877)
	USD	1,922,053	CAD	2,080,000	Citibank NA	10/28/09	(20,793)
	USD	2,091,565	EUR	1,414,000	Citibank NA	10/28/09	22,408
	USD	5,993,501	GBP	3,689,000	Citibank NA	10/28/09	98,684
	USD 53,585,449		EUR	36,714,000	Citibank NA	11/18/09	(137,980)
	USD	662,417	EUR	448,500 Royal Bank of		11/18/09	6,129
					Scotland AG
	USD	4,999,561	EUR	3,403,500	Deutsche	11/18/09	19,235
					Bank AG
	Total						$ (88,194)

•	Currency Abbreviations:
	CAD	Canadian Dollar
	EUR	Euro
	GBP	British Pound
	USD	US Dollar
•	Credit default swaps on single name issues-buy protection outstanding as of
	September 30, 2009 were as follows:
			Pay			Notional		Unrealized
			Fixed			Amount		Appreciation
	Issuer		Rate Counterparty Expiration			(000)		(Depreciation)
	Standard Pacific		5.00%	Goldman Sachs	June	USD	1,500	$ (61,494)
	Corp.			Bank USA	2013
	Harrahs Operating		5.00%	JPMorgan	September	USD	2,000	(279,663)
	Co., Inc.			Chase Bank NA	2013
	First Data Corp.		5.00%	JPMorgan	December	USD	1,000	(114,387)
				Chase Bank NA	2013
	Edison Mission		7.10%	Credit Suisse	March	USD	2,000	125,672
	Energy			International	2014
	Hertz Global		5.00%	Goldman Sachs	March	EUR	3,500	(1,333,707)
	Holdings, Inc.			Bank USA	2014
	JCPenney Co., Inc.		5.40%	Goldman Sachs	March	USD	5,000	(715,806)
				Bank USA	2014
	Louisiana-Pacific		5.00%	JPMorgan	March	USD	2,000	(521,205)
	Corp.			Chase Bank NA	2014
	Masco Corp.		5.35%	JPMorgan	March	USD	5,000	(706,164)
				Chase Bank NA	2014
	Mohawk		3.90%	JPMorgan	March	USD	5,000	(428,682)
	Industries Inc.			Chase Bank NA	2014
	Macys Inc.		7.90%	Goldman Sachs	March	USD	5,000	(994,031)
				Bank USA	2014
	Centex Corp.		1.00%	Deutsche	June	USD	1,225	(45,240)
				Bank AG	2014
	First Data Corp.		5.00%	Credit Suisse	June	USD	1,250	(154,307)
				International	2014
	Lennar Corp.		5.75%	JPMorgan	June	USD	1,000	(136,900)
				Chase Bank NA	2014
	Standard Pacific		5.00%	JPMorgan	June	USD	2,450	(158,828)
	Corp.			Chase Bank NA	2014
	Brunswick Corp.		5.00%	Goldman Sachs September		USD	2,250	(105,311)
				Bank USA	2014
	Centex Corp.		1.00%	Deutsche	September	USD	825	(9,641)
				Bank AG	2014
	Ladbrokes Plc		1.00%	JPMorgan	September	EUR	3,000	42,134
				Chase Bank NA	2014
	Limited		1.00%	JPMorgan	September	USD	700	(5,418)
	Brands, Inc.			Chase Bank NA	2014
	Pulte		1.00%	JPMorgan	September	USD	1,650	13,253
	Homes, Inc.			Chase Bank NA	2014
	Standard Pacific		5.00%	Credit Suisse	September	USD	2,590	(55,525)
	Corp.			International	2014
	Meritage Homes		5.00%	Credit Suisse	June	USD	1,225	(141,452)
	Corp.			International	2015
	K Hovnanian		5.00%	JPMorgan	June	USD	3,115	(88,658)
	Enterprises, Inc.			Chase Bank NA	2016
	Total							$ (5,875,360)

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 13

Schedule of Investments (concluded)
•	Credit default swaps on single name issues-sold protection outstanding as of
September 30, 2009 were as follows:
		Receive			Notional
		Fixed	Counter- Credit Expiration Amount			Unrealized
	Issuer	Rate	party Rating[1] Date		(000)[2] Appreciation
	D.R. Horton, Inc.	1.00%	JPMorgan BB- September USD 825			$ 4,895
			Chase	2014
Bank NA
	[1]	Using Standard & Poor’s ratings of the issuer.
	[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.
•	Credit default swaps on traded indexes — buy protection outstanding as of September
30, 2009 were as follows:
		Pay			Notional
		Fixed		Expiration	Amount	Unrealized
	Issuer	Rate Counterparty		Date	(000)	Appreciation
	Dow Jones CDX	5.00%	Credit Suisse	December USD 30,000		$ 356,318
	North America		International	2014
High Yield
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the cir-
cumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of September 30, 2009 in deter-
mining the fair valuation of the Fund’s investments:
		Investments in
Valuation Inputs		Securities
Level 1
Long-Term Investments:
Common Stocks		$ 15,451,768
Warrants		6,312
Short-Term Securities		1,301
Total Level 1		15,459,381
Level 2
Long-Term Investments:
Common Stocks		1,551,806
Corporate Bonds		855,184,465
Floating Rate Loan Interests		70,882,715
Preferred Securities		10
Total Level 2		927,618,996
Level 3
Long-Term Investments:
Common Stocks		35
Corporate Bonds		3,577,089
Floating Rate Loan Interests		66,224,232
Other Interests		130,658
Warrants		18
Total Level 3		69,932,032
Total		$1,013,010,409
	Other Financial
	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$ 688,728	$ (6,291,069)
Level 3	—	—
Total	$ 688,728	$ (6,291,069)
[1] Other financial instruments are foreign currency exchange contracts and swaps, which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:
				Investments in Securities
		Common	Corporate	Floating Rate	Other
		Stocks	Bonds	Loan Interests	Interests	Warrants	Total
Balance, as of September 30, 2008		—	—	$19,513,664	$ 130,472	—	$19,644,136
Accrued discounts/premiums		—	—	—	—	—	—
Realized loss		—	—	(4,137,004)	—	—	(4,137,004)
Change in unrealized appreciation (depreciation)		—	$ (633,747)	802,948	—	$ 2	169,203
Net sales		—	—	(8,057,905)	—	—	(8,057,905)
Net transfers in Level 3		$ 35	4,210,836	58,102,529	186	16	62,313,602
Balance, as of September 30, 2009		$ 35	$ 3,577,089	$66,224,232	$ 130,658	$ 18	$69,932,032
See Notes to Financial Statements.
14	BLACKROCK HIGH INCOME FUND			SEPTEMBER 30, 2009

Statement of Assets and Liabilities
September 30, 2009
Assets
Investments at value — unaffiliated (cost — $1,156,847,326)		$1,013,009,108
Investments at value — affiliated (cost — $1,301)		1,301
Unrealized appreciation on swaps		542,272
Unrealized appreciation on foreign currency exchange contracts		146,456
Foreign currency at value (cost — $6,940,553)		6,913,455
Interest receivable		20,866,876
Investments sold receivable		18,479,072
Swap premiums paid		6,369,900
Capital shares sold receivable		3,768,970
Swaps receivable		1,355,722
Principal paydown receivable		47,426
Prepaid expenses		39,311
Other assets		1,555,019
Total assets		1,073,094,888
Liabilities
Bank overdraft		9,274,253
Unrealized depreciation on swaps		6,056,419
Unrealized depreciation on foreign currency exchange contracts		234,650
Investments purchased payable		28,413,518
Income dividends payable		4,457,464
Swaps payable		2,121,250
Capital shares redeemed payable		1,765,484
Investment advisory fees payable		338,807
Service and distribution fees payable		280,669
Other affiliates payable		35,318
Deferred income		20,250
Officer’s and Directors’ fees payable		1,107
Other accrued expenses payable		500,214
Total liabilities		53,499,403
Net Assets		$1,019,595,485
Net Assets Consist of
Paid-in capital		$2,850,746,763
Undistributed net investment income		19,269,129
Accumulated net realized loss		(1,701,213,301)
Net unrealized appreciation/depreciation		(149,207,106)
Net Assets		$1,019,595,485
Net Asset Value
Institutional — Based on net assets of $263,647,550 and 63,728,107 shares outstanding, 500 million shares authorized, $0.10 par value		$ 4.14
Investor A — Based on net assets of $486,449,619 and 117,476,438 shares outstanding, 500 million shares authorized, $0.10 par value		$ 4.14
Investor B — Based on net assets of $51,368,848 and 12,400,609 shares outstanding, 1,500 million shares authorized, $0.10 par value		$ 4.14
Investor C — Based on net assets of $84,176,263 and 20,316,470 shares outstanding, 200 million shares authorized, $0.10 par value		$ 4.14
Investor C1 — Based on net assets of $133,953,205 and 32,339,395 shares outstanding, 200 million shares authorized, $0.10 par value		$ 4.14
See Notes to Financial Statements.
BLACKROCK HIGH INCOME FUND	SEPTEMBER 30, 2009	15

Statement of Operations
Year Ended September 30, 2009
Investment Income
Interest			$ 100,732,615
Facility and other fees			447,217
Income — affiliated			145,737
Total income			101,325,569
Expenses
Investment advisory			3,640,034
Service — Investor A			1,026,120
Service and distribution — Investor B			371,297
Service and distribution — Investor C			681,262
Service and distribution — Investor C1			967,180
Transfer agent — Institutional			566,750
Transfer agent — Investor A			879,258
Transfer agent — Investor B			187,006
Transfer agent — Investor C			500,542
Transfer agent — Investor C1			427,557
Accounting services			218,334
Printing			130,588
Professional			119,282
Registration			77,623
Custodian			57,224
Officer and Directors			44,053
Miscellaneous			120,981
Total expenses			10,015,091
Less fees waived by advisor			(2,587)
Less fees paid indirectly			(954)
Total expenses after fees waived and paid indirectly			10,011,550
Net investment income			91,314,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments			(122,855,798)
Swaps			(20,041,936)
Options written			1,500,000
Foreign currency			(2,839,866)
			(144,237,600)
Net change in unrealized appreciation/depreciation on:
Investments			138,081,324
Swaps			(998,913)
Options written			(141,300)
Foreign currency			(156,045)
Unfunded corporate loans			16,960
			136,802,026
Total realized and unrealized loss			(7,435,574)
Net Increase in Net Assets Resulting from Operations			$ 83,878,445
See Notes to Financial Statements.
16	BLACKROCK HIGH INCOME FUND	SEPTEMBER 30, 2009

Statements of Changes in Net Assets
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 91,314,019	$ 99,731,623
Net realized loss	(144,237,600)	(68,917,318)
Net change in unrealized appreciation/depreciation	136,802,026	(193,308,817)
Net increase (decrease) in net assets resulting from operations	83,878,445	(162,494,512)
Dividends to Shareholders From
Net investment income:
Institutional	(22,891,440)	(25,556,310)
Investor A	(42,922,786)	(47,095,464)
Investor B	(4,961,796)	(8,033,651)
Investor C	(6,220,177)	(5,765,367)
Investor C1	(11,954,053)	(15,615,122)
Decrease in net assets resulting from dividends to shareholders	(88,950,252)	(102,065,914)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(56,047,403)	(57,597,678)
Redemption Fee
Redemption fee	20,264	41,463
Net Assets
Total decrease in net assets	(61,098,946)	(322,116,641)
Beginning of year	1,080,694,431	1,402,811,072
End of year	$1,019,595,485	$1,080,694,431
Undistributed net investment income	$ 19,269,129	$ 17,525,677
See Notes to Financial Statements.
BLACKROCK HIGH INCOME FUND	SEPTEMBER 30, 2009	17

Financial Highlights
		Institutional						Investor A
		Year Ended September 30,					Year Ended September 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 4.13	$ 5.12	$ 5.12	$ 5.04	$ 5.15	$ 4.14	$ 5.12	$ 5.12	$ 5.05	$ 5.15
Net investment income[1]	0.37	0.39	0.39	0.38	0.40	0.37	0.38	0.38	0.37	0.39
Net realized and unrealized gain (loss)[2]	(0.00)[3]	(0.98)	(0.01)	0.08	(0.09)	(0.01)	(0.97)	—	0.06	(0.09)
Net increase (decrease) from investment
operations	0.37	(0.59)	0.38	0.46	0.31	0.36	(0.59)	0.38	0.43	0.30
Dividends from net investment income	(0.36)	(0.40)	(0.38)	(0.38)	(0.42)	(0.36)	(0.39)	(0.38)	(0.36)	(0.40)
Net asset value, end of year	$ 4.14	$ 4.13	$ 5.12	$ 5.12	$ 5.04	$ 4.14	$ 4.14	$ 5.12	$ 5.12	$ 5.05
Total Investment Return[4]
Based on net asset value	11.63%	(12.25)%	7.75%	9.54%	6.05%	11.14%	(12.23)%	7.51%	9.06%	5.99%
Ratios to Average Net Assets
Total expenses	0.77%	0.72%	0.66%	0.64%	0.60%	0.97%	0.93%	0.89%	0.89%	0.85%
Total expenses after fees waived and
paid indirectly	0.77%	0.72%	0.66%	0.64%	0.60%	0.97%	0.93%	0.89%	0.89%	0.85%
Net investment income	10.90%	8.23%	7.50%	7.55%	7.75%	10.72%	7.91%	7.27%	7.29%	7.58%
Supplemental Data
Net assets, end of year (000)	$263,648	$261,913	$331,998 $ 333,995		$341,122	$486,450	$495,943	$607,913	$551,649	$488,006
Portfolio turnover	98%	72%	80%	77%	67%	98%	72%	80%	77%	67%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Amount is less than $(0.00) per share.
[4] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
18			BLACKROCK HIGH INCOME FUND			SEPTEMBER 30, 2009

Financial Highlights (continued)
							Investor C
								Period
			Investor B					October 2,
						Year Ended		2006[1] to
		Year Ended September 30,				September 30,		September 30,
	2009	2008	2007	2006	2005	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 5.15	$ 4.14	$ 5.13	$ 5.13
Net investment income[2]	0.35	0.35	0.35	0.34	0.36	0.32	0.31	0.29
Net realized and unrealized gain (loss)[3]	(0.02)	(0.98)	0.01	0.07	(0.08)	(0.01)	(0.98)	0.03
Net increase (decrease) from investment operations	0.33	(0.63)	0.36	0.41	0.28	0.31	(0.67)	0.32
Dividends from net investment income	(0.33)	(0.36)	(0.35)	(0.34)	(0.38)	(0.31)	(0.32)	(0.32)
Net asset value, end of period	$ 4.14	$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 4.14	$ 4.14	$ 5.13
Total Investment Return[4]
Based on net asset value	10.42%	(12.91)%	7.14%	8.49%	5.44%	9.73%	(13.57)%	6.30%[5]
Ratios to Average Net Assets
Total expenses	1.64%	1.51%	1.43%	1.42%	1.37%	2.24%	2.27%	2.16%[6]
Total expenses after fees waived and paid indirectly	1.64%	1.51%	1.43%	1.42%	1.37%	2.24%	2.27%	2.16%[6]
Net investment income	10.24%	7.34%	6.72%	6.78%	6.99%	9.41%	6.57%	6.05%[6]
Supplemental Data
Net assets, end of period (000)	$ 51,369	$ 74,449	$152,559	$284,787	$428,812	$ 84,176	$ 80,535	$ 70,070
Portfolio turnover	98%	72%	80%	77%	67%	98%	72%	80%
[1] Commencement of operations.
[2] Based on average shares outstanding.
[3] Includes a redemption fee, which is less than $0.01 per share.
[4] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5] Aggregate total investment return.
[6] Annualized.
See Notes to Financial Statements.
BLACKROCK HIGH INCOME FUND					SEPTEMBER 30, 2009			19

Financial Highlights (concluded)
				Investor C1
			Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year		$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 5.15
Net investment income[1]		0.34	0.35	0.35	0.34	0.36
Net realized and unrealized gain (loss)[2]		(0.01)	(0.98)	0.01	0.08	(0.09)
Net increase (decrease) from investment operations		0.33	(0.63)	0.36	0.42	0.27
Dividends from net investment income		(0.33)	(0.36)	(0.35)	(0.35)	(0.37)
Net asset value, end of year		$ 4.14	$ 4.14	$ 5.13	$ 5.12	$ 5.05
Total Investment Return[3]
Based on net asset value		10.39%	(12.96)%	7.07%	8.42%	5.38%
Ratios to Average Net Assets
Total expenses		1.67%	1.57%	1.50%	1.48%	1.43%
Total expenses after fees waived and paid indirectly		1.66%	1.57%	1.50%	1.48%	1.43%
Net investment income		10.13%	7.28%	6.66%	6.70%	7.00%
Supplemental Data
Net assets, end of year (000)		$133,953	$167,855	$240,270	$274,416	$220,443
Portfolio turnover		98%	72%	80%	77%	67%
[1] Based on average shares outstanding.
[2] Includes a redemption fee, which is less than $0.01 per share.
[3] Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
20	BLACKROCK HIGH INCOME FUND		SEPTEMBER 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock High Income Fund (the “Fund”), a series of BlackRock
Bond Fund, Inc. (the “Bond Fund”), is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Bond Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor
A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B,
Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically con-
vert to Investor A Shares after approximately 10 years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B sharehold-
ers may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of
Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from deal-
ers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Fund values its investment in Cash
Sweep Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon its prorata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price.
If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the invest-
ment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determi-
nations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign cur-
rency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural dis-
aster) occur during such periods that are expected to materially affect the value of such securities, those securities will be Fair Value Assets and be valued at their fair value as determined in good faith by the
Board or by the investment advisor using a pricing service and/or proce-
dures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 21

Notes to Financial Statements (continued)

are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institu-
tions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans gen-
erally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are gen-
erally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, con-
sent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recognized on the accrual basis. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Fund may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contrac-
tual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investments in loan participation interests involve the risk of insolvency of the financial inter-
mediaries who are parties to the transactions. In the event of the insol-
vency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experi-
ence greater volatility in market value than similar maturity debt obliga-
tions which provide for regular investment payments.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convert-
ible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obli-
gations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., swaps, written options and foreign currency exchange contracts), the Fund will, con-
sistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically seg-
regated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

22 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Fund has determined the ex-dividend date.
Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment com-
panies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, rep-
resentational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, finan-
cial performance, and cash flows; and a transferor’s continuing involve-
ment, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited.
The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s finan-
cial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: The Fund recorded a bank overdraft due to estimates of available cash.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Custodian fees may be reduced by amounts calculated on univested cash balances, which are shown as fees paid indirectly in the Statement of Operations.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, and foreign cur-
rency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying security, or if the counterparty does not perform under the contract. The
Fund may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc.
(“ISDA”) Master Agreement between the Fund and its counterparties. The
ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Fund’s maximum risk of loss from counterparty credit risk on over-
the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Certain
ISDA Master Agreements allow counterparties to over-the-counter deriva-
tives to terminate derivative contracts prior to maturity in the event the
Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the
Fund to accelerate payment of any net liability owed to the counterparty.
Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults pro-
vided by the exchange on which they trade.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 23

Notes to Financial Statements (continued)

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either spe-
cific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unreal-
ized gain or loss. When the contract is closed, the Fund records a real-
ized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk). A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation.
When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Fund may not be able to enter into a closing transaction due to an illiq-
uid market. Exercise of a written option could result in a Fund purchas-

ing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the
Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing trans-
action and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfa-
vorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of pro-
tection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed
(as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, mora-
torium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities com-
prising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

24 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Notes to Financial Statements (continued)
Derivative Instruments Categorized by Risk Exposure:
	Values of Derivative Instruments as of September 30, 2009*
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities			Value
	Location			Location
Foreign currency exchange contracts	Unrealized appreciation on foreign		Unrealized depreciation on foreign
	currency exchange contracts	$ 146,456	currency exchange contracts			$ 234,650
Credit contracts	Unrealized appreciation on swaps	$ 542,272	Unrealized depreciation on swaps			$6,056,419
Total		$ 688,728				$6,291,069
* For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.
	The Effect of Derivative Instruments on the Statement of Operations
	Year Ended September 30, 2009
	Net Realized Gain (Loss) From:
					Foreign
					Currency
				Written	Exchange
			Swaps	Options	Contracts	Total
Foreign currency exchange contracts			—	—	$(2,698,743)	$ (2,698,743)
Credit contracts			$(20,041,936)	$1,500,000	—	(18,541,936)
Total			$(20,041,936)	$1,500,000	$(2,698,743)	$(21,240,679)
	Net Change in Unrealized Appreciation/Depreciation on:
					Foreign
					Currency
				Written	Exchange
			Swaps	Options	Contracts	Total
Foreign currency exchange contracts			—	—	$(1,412,800)	$ (1,412,800)
Credit contracts			$ (998,913)	$ (141,300)	—	(1,140,213)
Total			$ (998,913)	$ (141,300)	$(1,412,800)	$ (2,553,013)

3. Investment Advisory Agreement and Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Bond Fund, on behalf of the Fund, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such serv-
ices, the Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the net assets of the Fund and the
Master Total Return Portfolio of Master Bond LLC at the following annual rates: 0.55% of the Bond Fund’s average daily net assets not exceeding
$250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding $750 million; and
0.40% of average daily net assets in excess of $750 million. For the year ended September 30, 2009, the aggregate average daily net assets of the Fund and the Master Total Return Portfolio was approximately $3,633,656,000.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Manager.

For the year ended September 30, 2009, the Fund reimbursed the
Manager $17,609 for certain accounting services, which is included in accounting services in the Statement of Operations.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 25

Notes to Financial Statements (continued)

The Fund has entered into a Distribution Agreement and Distribution
Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing serv-
ice and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Class C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill
Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B,
Investor C and Investor C1 shareholders.

For the year ended September 30, 2009, affiliates, including Merrill
Lynch, from October 1, 2008 to December 31, 2008 (after which time
Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A shares, which totaled $43,838. Affiliates received con-
tingent deferred sales charges of $38,884, $31,374 and $4,744 relat-
ing to transactions in Investor B, Investor C and Investor C1 Shares,
respectively. Furthermore, affiliates received contingent deferred sales charges of $1,976 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class.
Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund.
For the year ended September 30, 2009, the Fund earned $227, which is included in income — affiliated in the Statement of Operations.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from October 1, 2008 to December 31, 2008 (after which time Merrill
Lynch was no longer considered an affiliate) provide the Fund with sub-
accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30,
2009, the Fund paid $627,571 in return for these services, which is included in transfer agent in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended September 30, 2009, the Fund reim-
bursed the Manager for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center
Fees
Institutional	$ 7,212
Investor A	$13,405
Investor B	$ 2,024
Investor C	$ 3,514
Class C1	$ 4,610

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund’s Chief Compliance Officer.

4. Investments

Purchases and sales of investments, including paydowns and excluding short-term securities for the year ended September 30, 2009 were
$843,567,742 and $890,296,194, respectively.

Transactions in call options written for the year ended September 30,
2009 were as follows:

		Premiums
Call Options Written	Contracts	Received
Outstanding options written, beginning
of the year	30	$465,000
Options expired	(30)	(465,000)
Outstanding options written, end of
the year	—	—
Transactions in put options written for the year ended September 30,
2009 were as follows:
		Premiums
Put Options Written	Contracts	Received
Outstanding options written, beginning
of the year	30	$1,035,000
Options expired	(30)	(1,035,000)
Outstanding options written, end of
the year	—	—

26 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Notes to Financial Statements (continued)

5. Income Tax Information

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
September 30, 2009 attributable to the accounting for swap agree-
ments, amortization methods on fixed income securities, the classifica-
tion of investments, foreign currency transactions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$ (387,766,347)
Undistributed net investment income	$ (620,315)
Accumulated net realized loss	$ 388,386,662
The tax character of distributions paid during the fiscal years ended
September 30, 2009 and September 30, 2008 was as follows:
Ordinary income
9/30/2009	$ 88,950,252
9/30/2008	$102,065,914
Total distributions
9/30/2009	$ 88,950,252
9/30/2008	$102,065,914
As of September 30, 2009, the tax components of accumulated
net losses were as follows:
Undistributed ordinary income	$ 25,855,243
Capital loss carryforward	$ (1,573,500,527)
Net unrealized losses*	$ (283,505,994)
Total	$ (1,831,151,278)
* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, the accounting for swap agreements and other temporary differences.
As of September 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:
2010	$ 187,386,138
2011	684,131,730
2012	458,613,508
2013	8,631,903
2014	59,615,799
2015	82,988,587
2016	10,095,668
2017	82,037,194
Total	$ 1,573,500,527

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the
Fund’s Statement of Assets and Liabilities.

7. Bridge Debt Commitments:

The Fund may invest in floating rate senior loans. In connection with these investments, the Fund may, with its Manager, also enter into senior unsecured bridge financing commitments. Bridge financing commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2009, the Fund had outstanding bridge financing commitments of $5.4 million with
Warner Chilcott. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of
Operations as interest income, is recognized ratably over the commit-
ment period. As of September 30, 2009, the unrecognized commitment fee income is shown as deferred income liability in the Statement of
Assets and Liabilities.

8. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and
Statement of Additional Information, subject to various other legal, reg-
ulatory or contractual limits. The Fund paid its prorata share of a 0.02%
upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of
0.08% per annum based on the Fund’s prorata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effec-
tive rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Fund did not borrow under the credit agreement during the year ended September 30, 2009.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 27

Notes to Financial Statements (concluded)
9. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,248,030	$ 33,796,456	6,329,137	$ 30,100,025
Shares issued to shareholders in reinvestment of dividends	5,515,311	18,473,295	4,286,210	20,127,963
Total issued	15,763,341	52,269,751	10,615,347	50,227,988
Shares redeemed	(15,432,734)	(51,748,056)	(12,072,116)	(56,936,668)
Net increase (decrease)	330,607	$ 521,695	(1,456,769)	$ (6,708,680)
Investor A
Shares sold and automatic conversion of shares	23,442,360	$ 76,468,076	23,336,122	$ 111,917,683
Shares issued to shareholders in reinvestment of dividends	8,860,880	29,643,518	6,614,812	31,081,321
Total issued	32,303,240	106,111,594	29,950,934	142,999,004
Shares redeemed	(34,762,793)	(118,759,581)	(28,660,935)	(135,820,581)
Net increase (decrease)	(2,459,553)	$ (12,647,987)	1,289,999	$ 7,178,423
Investor B
Shares sold	710,842	$ 2,352,052	684,052	$ 3,288,803
Shares issued to shareholders in reinvestment of dividends	844,417	2,804,248	931,983	4,407,136
Total issued	1,555,259	5,156,300	1,616,035	7,695,939
Shares redeemed	(7,153,740)	(23,710,078)	(13,383,842)	(64,387,425)
Net decrease	(5,598,481)	$ (18,553,778)	(11,767,807)	$ (56,691,486)
Investor C
Shares sold	8,350,652	$ 27,893,838	9,985,623	$ 47,955,162
Shares issued to shareholders in reinvestment of dividends	1,610,356	5,387,974	1,105,426	5,176,498
Total issued	9,961,008	33,281,812	11,091,049	53,131,660
Shares redeemed	(9,110,981)	(30,863,264)	(5,292,853)	(24,728,472)
Net increase	850,027	$ 2,418,548	5,798,196	$ 28,403,188
Investor C1
Shares sold	77,817	$ 265,035	125,441	$ 584,611
Shares issued to shareholders in reinvestment of dividends	2,696,340	8,979,728	2,503,496	11,790,255
Total issued	2,774,157	9,244,763	2,628,937	12,374,866
Shares redeemed	(11,016,220)	(37,030,644)	(8,925,021)	(42,153,989)
Net decrease	(8,242,063)	$ (27,785,881)	(6,296,084)	$ (29,779,123)
There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.
10. Subsequent Events:
Management has evaluated the impact of all subsequent events on the Fund through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
28	BLACKROCK HIGH INCOME FUND		SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the “Fund”), as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial state-
ments and financial highlights are the responsibility of the Fund’s man-
agement. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and financial intermediaries;
where replies were not received from financial intermediaries, we per-
formed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Fund of BlackRock Bond Fund, Inc. as of
September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

Important Tax Information (Unaudited)
The following information is provided with respect to the ordinary income distributions paid by BlackRock High Income Fund of BlackRock Bond Fund,
Inc. during the fiscal year ended September 30, 2009:
Interest-Related Dividends for Non-U.S. Residents*
Month(s) Paid:	October 2008		90.14%
	November 2008		89.20%
	December 2008		79.07%
	January 2009 – September 2009		84.15%
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
	BLACKROCK HIGH INCOME FUND	SEPTEMBER 30, 2009	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock High Income Fund (the
“Fund”), a series of BlackRock Bond Fund, Inc. (the “Corporation”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the
Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of the Fund, with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”)
with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Fund and the Corporation are referred to herein as the “Fund.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Board Members”), at the time of the Board’s approval of the Agreements.
The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board
Member. The Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Performance Oversight Committee and the Executive
Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the con-
tinuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, adminis-
trative and shareholder services, oversight of fund accounting and cus-
tody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its share-
holders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior manage-
ment and portfolio managers’ analysis of the reasons for any out perfor-
mance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementa-
tion of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the
Fund’s valuation and liquidity procedures; and (k) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the
May meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-
out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to
BlackRock; (f) sales and redemption data regarding the Fund’s shares;
and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

30 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the
Fund and the Sub-Advisory Agreement between the Manager and the
Sub-Advisor with respect to the Fund, each for a one-year term ending
June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Fund and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and certain affiliates from the relationship with the
Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a com-
parable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation struc-
ture with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services,
BlackRock and its affiliates provide the Fund with other services, includ-
ing (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports;
(ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring c ompliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the May 5,
2009 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of simi-
lar funds as determined by Lipper and to all funds in the Fund’s appli-
cable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the fourth quartile against its
Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the
Fund’s underperformance during these periods compared with its Peers.
The Board was informed that, among other things, exposure to bank loans detracted from performance as significant underperformance of bank loans in December caused the bank loan market to underperform traditional high yield securities for the entire year. With regard to credit quality, the Fund’s underweight to BB-rated securities also subtracted

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

from returns as higher quality non-investment grade securities outper-
formed lower quality securities. From a sector perspective, security selection to the Paper and Automotive sectors and an underweight to the Non-Captive Diversified Finance sector subtracted from perform-
ance. The Board also noted the enhancements made to BlackRock’s
Fixed Income Team and process. The Board and BlackRock discussed
BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar invest-
ment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2008 com-
pared to available aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profit-
ability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory prod-
ucts. The Board recognized that profitability may be affected by numer-
ous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated
that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated pub-
licly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which con-
cluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relat-
ing to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the
Fund’s Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate down-
ward as the size of the aggregate assets of the Fund and the BlackRock
Total Return Fund, also a series of the Corporation, increase, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the
Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the assets of the Fund and the BlackRock Total Return Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the qual-
ity of, its operations.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of
BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution

32 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2010.
Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predeces-
sor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 33

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX	35 RICs consisting of	ACE Limited
40 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	101 Portfolios	(insurance company);
New York, NY 10022	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 RICs consisting of	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Director and		Parkinson’s Research since 2000; Director, BTG International
1941	Member of the		Plc (a global technology commercialization company) from
	Audit Committee		2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	35 RICs consisting of	None
40 East 52nd Street		2007	1996 and Executive Vice President thereof from 1996 to 2003;	101 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	35 RICs consisting of	None
40 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	101 Portfolios
New York, NY 10022			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	35 RICs consisting of	Knology, Inc. (tele-
40 East 52nd Street		2007	investment partnership) since 1979; Managing General Partner,	101 Portfolios	communications);
New York, NY 10022			The South Atlantic Venture Funds since 1983; Member of the		Capital Southwest
1944			Investment Advisory Council of the Florida State Board of		(financial)
Administration from 2001 to 2007.
Honorable	Director	Since	Partner and Head of International Practice, Covington and	35 RICs consisting of	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	Burling (law firm) since 2001; International Advisory Board	101 Portfolios	communications);
40 East 52nd Street			Member, The Coca Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10022			Member, BT Americas (telecommunications) since 2004;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International		UPS Corporation
			Advisory Board GML (energy) since 2003.		(delivery service)
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	35 RICs consisting of	None
40 East 52nd Street		2007		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003;	35 RICs consisting of	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003;	101 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		Corporation (auto
1943			(energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	35 RICs consisting of	None
40 East 52nd Street		2007	firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail)	101 Portfolios
New York, NY 10022			since 2000; Director of ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute, (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.
34	BLACKROCK HIGH INCOME FUND		SEPTEMBER 30, 2009

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 RICs consisting of	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources	101 Portfolios
New York, NY 10022			at the University of Wyoming from 2006 to 2008; Trustee,
1941			University of Wyoming Foundation since 2008; Director, The
American Museum of Fly Fishing since 1997; Director, The
National Audubon Society from 1998 to 2005.
Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School	35 RICs consisting of	Bowne & Co., Inc.
40 East 52nd Street	and Member	1980	of Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock
Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H.
Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996;
John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	172 RICs consisting of	None
40 East 52nd Street		2007	Officer, State Street Research & Management Company from	283 Portfolios
New York, NY 10022			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005; Chairman, SSR
Realty from 2000 to 2004.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 RICs consisting of	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	101 Portfolios
New York, NY 10022			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	172 RICs consisting of	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	283 Portfolios
New York, NY 10022			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	BLACKROCK HIGH INCOME FUND			SEPTEMBER 30, 2009	35

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
40 East 52nd Street	and Chief	2009	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10022	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009;
40 East 52nd Street	President	2009	Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009;
New York, NY 10022			Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S.
40 East 52nd Street	President	2009	Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to
New York, NY 10022			2008; Associate of BlackRock, Inc. from 2002 to 2004.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
40 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10022			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10022			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
40 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		PNC Global Investment	State Street Bank	Public Accounting Firm	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	and Trust Company		Servicing (U.S.) Inc.	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
Sub-Advisor	Boston, MA 02101		Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540	Address of the Fund
BlackRock Financial				Distributor		100 Bellevue Parkway
Management, Inc.				BlackRock Investments, LLC		Wilmington, DE 19809
New York, NY 10022				New York, NY 10022

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund, retired. The Fund’s Board wishes
Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund, and Jeffrey Holland and Brian
Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund. The Board wishes Ms. Reid well in her future endeavors.

Effective September 9, 2009, Brendan Kyne became a Vice President of the Fund.

36 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospec-
tuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090. The
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009 37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

38 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2009

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.
BLACKROCK HIGH INCOME FUND		SEPTEMBER 30, 2009	39

This report is not authorized for use as an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance.
Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10251-2-9/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock High
Income Fund of
BlackRock Bond	$39,300	$36,300	$0	$0	$6,100	$6,100	$1,028	$1,049
Fund, Inc.
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose,

multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock High Income Fund
of BlackRock Bond Fund, Inc.	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Income Fund of BlackRock Bond Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 20, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 20, 2009